 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 9, 2023

DICK'S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.     REGULATION FD DISCLOSURE

On February 9, 2023, DICK'S Sporting Goods, Inc. (the "Company") called for redemption $59,127,000 aggregate principal amount of its outstanding 3.25% Convertible Senior Notes due 2025 (the “Notes”), representing all of the aggregate principal amount of Notes outstanding. The redemption date for the Notes is April 18, 2023. The redemption price is equal to 100% of the principal amount of each Note called for redemption, payable in cash, plus accrued and unpaid interest on such Note to, but excluding, April 18, 2023 for such Note.

All conversions of Notes on or after February 9, 2023 and before April 18, 2023 will be settled by delivering shares of the Company's common stock and paying cash in lieu of fractional shares, as applicable, upon such conversions.

The Company also intends to enter into complete unwind agreements with a financial institution relating to the remaining portions of the convertible note hedge transaction and warrant transaction that were previously entered into in connection with the issuance of the Notes. Under such unwind agreements, the financial institution would deliver to the Company a number of shares of the Company's common stock in respect of the remaining portions of the transactions being early terminated.

The Company intends to offset the dilutive impact of anticipated conversions of the Notes immediately prior to the redemption through the shares received from the convertible note hedge and shares repurchased by the Company.

A copy of the press release announcing the redemption is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished by the Company pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such a filing.

Forward-Looking Statements Involving Known and Unknown Risks and Uncertainties

This Form 8-K and Exhibit 99.1 contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding the redemption of the Notes, the unwind agreements relating to the remaining portions of the convertible note hedge and warrant transactions, and our intent to offset the dilution of anticipated conversions of the Notes immediately prior to the redemption through the convertible note hedge and share repurchases. These forward-looking statements represent our expectations as of the date such statements are made. There are a variety of factors, many of which are beyond our control, which affect our operations, performance, business strategy and results and could cause our actions to differ materially from the expectations expressed in these forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements include, but are not limited to, financial market volatility and general economic conditions.

For additional information on these and other factors that could affect the Company's results, see the risk factors set forth in the Company's filings with the Securities and Exchange Commission ("SEC"), including the most recent Annual Report filed with the SEC on March 23, 2022. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this Form 8-K or Exhibit 99.1, except as required by applicable law or regulation.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 9, 2023 by DICK’S Sporting Goods, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: February 9, 2023	By:	/s/ Navdeep Gupta
	Name:	Navdeep Gupta
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 9, 2023 by DICK’S Sporting Goods, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)